Income tax credit	6 Months Ended
Jun. 30, 2022
Major components of tax expense (income) [abstract]
Income tax credit

6. Income tax credit

The income tax credit recognized primarily represents the U.K. research and development tax credit. In the United Kingdom, the Company is able to surrender some of its losses for a cash rebate of up to 33.35% of expenditure related to eligible research and development projects.